Leader Total Return Fund

Institutional Shares:	LCTIX
Investor Shares:	LCTRX
Class A Shares:	LCATX
Class C Shares:	LCCTX

a series of Northern Lights Fund Trust

Supplement dated June 13, 2017 to the Prospectus

dated September 27, 2016

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Effective immediately, the Fund’s prospectus is hereby revised as follows:

The second paragraph under the section entitled “Principal Investment Strategies” in the Summary Section—of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Individual securities are purchased without restriction as to maturity or duration; however, the average portfolio duration normally varies within 75% to 125% of the three year average duration of the Morningstar Core Bond Index, which as of May 31, 2017 was 5.26 years. The portfolio will normally carry a duration in between 3.50 to 6.00 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

The ninth paragraph under the section entitled “Principal Investment Strategies” under the heading “Additional Information About Principal Investment Strategies And Related Risks” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

Individual securities are purchased without restriction as to maturity or duration; however, the average portfolio duration normally varies within 75% to 125% of the three year average duration of the Morningstar Core Bond Index, which as of May 31, 2017 was 5.26 years. The portfolio will normally carry a duration between 3.50 to 6.00 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

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This Supplement and the existing Statement of Additional Information dated September 27, 2016 provides relevant information for all shareholders and should be retained for future reference. The Statement of Additional Information has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling 1-877-327-0757.